                                                                Exhibit 10.19(b)

                           PLAYBOY ENTERPRISES, INC.

June 26, 1996

                                                            VIA FAX 310/271-4597

Mr. Ross Gilbert
Beverly Mercedes Place
9242 Beverly Boulevard
Beverly Hills, California 90210

Dear Mr. Gilbert:

As we discussed, to give us all more time and to determine Capella's needs for the 1st floor vacant space, we would like to extend our expansion option on the 1,241.8 rentable square feet on the 2nd floor from June 30, 1996 until September 15, 1996 on the same terms and conditions as covered under Paragraph 76(a) of our lease dated July 25, 1991.

If this meets with your approval, please sign below and fax back to me at 312/ 751-2818 prior to June 30, 1996.

We really do appreciate your cooperation in this matter.

Best regards,

PLAYBOY ENTERPRISES, INC.

/s/ Sue Shoemaker
- ------------------------------------------
Sue Shoemaker
Director-Corporate Administrative Services


Accepted And Agreed To


/s/ Ross Gilbert
- -----------------------------------------
Ross Gilbert
Beverly Mercedes Place, Ltd.
a California Limited Partnership


       6-26-96
- ------------------------------------------
Date


     680 NORTH LAKE SHORE DRIVE / CHICAGO, ILLINOIS  60611 / 312 751-6000